Court:	DE Court of Chancery Civil Action
Judge:	John Noble
File & Serve
Transaction ID:	38172727
Current Date:	Jun 20, 2011
Case Number:	6538-VCN
Case Name:	Augustinus Petms Johannes Franciscus et al vs iTech Medical Inc
Court Authorizer:	John Noble

/s/ Judge John Noble

GRANTED

IN THE COURT OF CHANCERY IN THE STATE OF DELAWARE

AUGUSTINUS PETMS JOHANNES FRANCISCUS "GUUS" PEETERS, Petitioner, v. ITECH MEDICAL, INC., a Delaware Corporation, GEORGE ANGELIDIS, WAYNE COCKBURN, and DONALD PATERSON, Respondents.	§ § § § § § § § § §	C.A. No. 6538-VCN

STIPULATION

COME NOW, Petitioner Guus Peeters, George Angelidis ("Angelidis"), Wayne Cockburn ("Cockburn"), and Donald Paterson ("Paterson") (Angelidis, Cockburn and Paterson referred to as the "Individual Respondents") (Angelidis, Cockburn, Paterson and iTech Medical, Inc. referred to collectively as "Respondents") and stipulate (the "Stipulation") as follows:

WHEREAS, Petitioner filed a Complaint against Respondents in the instant action, No. 6538-VCN (the "Action"); and,

WHEREAS, Petitioner filed a Motion for Preliminary Injunction in the Action; and,

WHEREAS, Petitioner filed a Motion for Expedited Proceeding in the Action; and,

NOW THEREFORE, it is hereby agreed and stipulated by and between Petitioner and Respondents that:

1. The entire Board of Directors of iTech (the "Board") currently consists of six (6) members, consisting of Respondents Angelidis, Cockburn and Paterson together with Warren G. Baker and Wim Peters, with one existing vacancy.

2. Respondents George Angelidis, Wayne Cockburn, and Donald Paterson hereby resign immediately as directors of the Board.

3. Respondents George Angelides, Wayne Cockburn and Donald Paterson shall not stand for re-election as directors of iTech Medical, Inc. and shall support the slate of directors proposed by iTech as described below.

4. On or before the time of the annual general meeting of stockholders ("Annual Meeting"), the Board shall cause the entire Board to consist of five (5) members and such members shall be elected at the Annual Meeting.

5. iTech shall prepare proxy materials containing the slate of five directors, consisting of Messrs. Warren G. Baker, Wim Peters, Robert A.M.M. Gradus, Bikash K. Chatterjee and Katerina Monster, to be filed with the Securities and Exchange Commission and, upon approval thereof, to be timely mailed to all shareholders in accordance with applicable law.

6. The Action shall be dismissed with prejudice within 10 business days.

7. Neither the Petitioner, Warren G. Baker nor Wim Peters shall take any action to interfere with, modify, alter, revoke, rescind, cancel, void or in any way change any indemnification rights that the Individual Respondents may have relating to iTech Medical, Inc.

8. This Stipulation may be executed in one or more counterparts and all such counterparts shall be treated as if they are one document. Facsimile and electronic signatures are acceptable.

Dated: June 16, 2011

Christopher A. Selzer (#4305)
McCARTER & ENGLISH, LLP
Renaissance Centre
405 N. King Street
Wilmington, Delaware 19801
(302) 984-6300
Counsel for Petitioner

Richard H. Cross, Jr. (#3576)
CROSS & SIMON, LLC
913 North Market Street, 11th Floor
Wilmington, Delaware 19801
(302) 777-4200
Counsel for George Angelidis,
Wayne Cockburn, and Donald Paterson

iTech Medical, Inc

By:______________________

Warren G. Baker,
CEO of iTech Medical, Inc.

____

Warren G. Baker, Director

____

Wim Peters, Director

IT IS SO ORDERED

____

Vice Chancellor John W. Noble

ME1 11859559v.1

Dated: June __, 2011

iTech Medical, Inc

By: Warren G. Baker
Warren G. Baker,
CEO of iTech Medical, Inc.

Warren G. Baker
Warren G. Baker, Director

____
Wim Peters, Director

____
Christopher A. Selzer (#4305)
McCARTER & ENGLISH, LLP
Renaissance Centre
405 N. King Street
Wilmington, Delaware 19801

(302) 984-6300
Counsel for Petitioner

____
Richard H. Cross, Jr. (#3576)
CROSS & SIMON, LLC
913 North Market Street, 11th Floor
Wilmington, Delaware 19801
(302) 777-4200
Counsel for George Angelidis, Wayne Cockburn, and Donald Paterson

IT IS SO ORDERED

____
Vice Chancellor John W. Noble

Dated: June __, 2011

iTech Medical, Inc

By:______________________
Warren G. Baker,
CEO of iTech Medical, Inc.

____
Christopher A. Selzer (#4305)
McCARTER & ENGLISH, LLP
Renaissance Centre
405 N. King Street
Wilmington, Delaware 19801
(302) 984-6300
Counsel for Petitioner

____
Warren G. Baker, Director

16/06

____
Wim Peters, Director

____
Richard H. Cross, Jr. (#3576)
CROSS & SIMON, LLC
913 North Market Street, 11th Floor
Wilmington, Delaware 19801
(302) 777-4200
Counsel for George Angelidis, Wayne Cockburn, and Donald Paterson

IT IS SO ORDERED

____
Vice Chancellor John W. Noble